                                 ANNUAL REPORT
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           [logo]
    NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

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                         NEW ENGLAND INTERMEDIATE TERM
                           TAX FREE FUND OF CALIFORNIA

                               [Graphic Omitted]

DECEMBER 31, 1997

                                                                   FEBRUARY 1998
--------------------------------------------------------------------------------

"EVEN IN 1997 . . . INVESTORS SAW SOME SHARP, SHORT-TERM DROPS, WHETHER THEY WERE INVESTED IN THE UNITED STATES OR OVERSEAS, IN BONDS OR STOCKS."

[Photo]

DEAR SHAREHOLDER:


In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

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            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
-------------------------------------------------------------------------------


                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the New England Intermediate Term Tax Free Fund of California's Class A Shares compared to the Lehman Municipal Index and the Cost of Living. The data for this chart are as folows:]

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                  APRIL 1993 (INCEPTION) THROUGH DECEMBER 1997
        COMPARED TO LEHMAN MUNICIPAL INDEX(4) AND THE COST OF LIVING(5)

                                                              Cost of
                           NAV          MSC       Lehman       Living
       4/23/93         $10,000      $ 9,750      $10,000      $10,000
          1993         $10,864      $10,592      $10,718      $10,125
          1994         $10,322      $10,064      $10,164      $10,395
          1995         $11,756      $11,462      $11,938      $10,659
          1996         $12,381      $12,071      $12,469      $11,013
          1997         $13,367      $13,032      $13,614      $11,215

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

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            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
-------------------------------------------------------------------------------


                                       AVERAGE ANNUAL TOTAL RETURNS -- 12/31/97
-------------------------------------------------------------------------------
CLASS A (Inception 4/23/93)       1 YEAR         3 YEARS       SINCE INCEPTION
Net Asset Value(1)                 7.96%          9.00%            6.38%
With Max. Sales Charge(2)          5.21           8.09             5.82
-------------------------------------------------------------------------------
CLASS B (Inception 9/13/93)       1 YEAR         3 YEARS       SINCE INCEPTION
Net Asset Value(1)                 7.17%          8.16%            4.34%
With CDSC(3)                       2.17           7.29             3.94

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                            COMPARATIVE PERFORMANCE -- 12/31/97
-------------------------------------------------------------------------------
                                                   SINCE CLASS A  SINCE CLASS B
                                     1 YEAR  3 YEARS    INCEPTION   INCEPTION
Lehman Municipal Index(4)             9.19%   10.23%      6.83%       6.13%
Class B calculated from 9/30/93)

Lipper CA Inter. Municipal Avg.(6)    7.12     8.28       5.68         5.03
(Class B calculated from 9/30/93)

                                                          YIELDS AS OF 12/31/97
-------------------------------------------------------------------------------
                                             CLASS A           CLASS B
           SEC Yield(7)                       4.43%            3.81%
           Taxable Equivalent Yield(8)        8.08             6.95

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 2.5% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Lehman Municipal Index is an unmanaged index of bonds having maturities of more than one year issued by states, municipalities and other governmental entities. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, as calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper California Intermediate Municipal Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum combined federal and California state income tax bracket of 45.22%. The alternative minimum tax and some other federal and state taxes may apply but are not reflected here.

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            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
-------------------------------------------------------------------------------

                                Questions & Answers with Your Portfolio Manager
-------------------------------------------------------------------------------


[Photo of James Welch]

James Welch
Back Bay
Advisors, L.P.

Q. How did New England Intermediate Term Tax Free Fund of California perform over the past 12 months?

I believe the Fund performed very well, providing investors a combination of double-tax free income and appreciation in share price. For the 12-month period ending December 31, 1997, the Fund's Class A shares generated a total return of 7.96%, reflecting a $0.21 per share gain in net asset value to $7.87 per share and the reinvestment of $0.384 per share in dividend distributions. For the same 12-month period, the Fund's Class B shares produced a total return of 7.17%, based on net asset value. By comparison, the average 7.12% return of California Intermediate Municipal funds, as tracked by Lipper Analytical Services, fell short of your Fund's performance.

Q. How would you describe the investment environment for municipal bonds during 1997?

Generally favorable -- interest rates declined for much of the year as a result of moderate to strong economic growth that was accompanied by low inflation, a shrinking U.S. federal budget deficit and strong foreign demand for U.S. bonds. Falling interest rates pushed up bond prices, which move in the opposite direction of interest rates. For the tax exempt market, economic strength resulted in higher tax revenues and stronger municipal balance sheets.

This positive environment stood in contrast to the market climate during the early months of the year, when interest rates rose and bond prices declined. At that time, investors had become increasingly concerned that stronger economic growth might lead to a resurgence of inflation. In March 1997, the Federal Reserve Board raised short-term interest rates to stem a potential rise in price pressures. The yield on long-term U.S. Treasury bonds peaked at 7.17% in April 1997 and fell to a low of 5.92% by the end of the year, giving bond investors the opportunity for price appreciation.

Q. How did California municipal bonds perform, specifically?

California bonds were one of the better-performing segments of the tax exempt market over the past year. With the state's economy on a continued upswing, California led the nation in employment growth. Strong economic activity generated higher tax receipts and a surplus for the state's general fund -- a significant turnaround from the large budget deficit of just two years ago. Fitch Investors' Service upgraded California's general obligation bonds in October 1997 to AA- from A+, recognizing the state's improved financial operations. Further, stronger tax revenues reduced the need for California municipalities to borrow, which curbed growth in the supply of new California municipal bonds and helped to support prices of existing bonds.

-------------------------------------------------------------------------------
                     CREDIT QUALITY COMPOSITION -- 12/31/97
-------------------------------------------------------------------------------

               AAA          AA        A        BBB       NR/Other
               39%          7%        18%      28%          8%

Quality is based on ratings provided by Standard & Poor's, and Moody's Investors Service

   Average Portfolio Quality = A+         Average Portfolio Matriy = 11 Years


Q. What strategies did you use in managing the Fund?

To address changing market conditions, I used several strategies. I sought to maximize the Fund's price stability when interest rates rose and bond prices fell in the first part of the year. Specifically, I invested in bonds with higher coupons (fixed rate of interest) and shortened the Fund's duration slightly to approximately five years. Duration measures a bond's price sensitivity to interest rate changes -- the longer a bond's duration, the greater its sensitivity to changes in interest rates. When it appeared that interest rates would fall, I lengthened duration to approximately 5 3/4 years, as a means to increase the potential for price appreciation.

Throughout the year, I emphasized quality -- higher-rated bonds provided better value than lower-rated bonds, which offered little additional yield to compensate investors for the greater credit risk. As of December 31, 1997, the Fund's average quality stood at A+. In addition, I selected bonds whose call date was as far in the future as possible to protect the Fund's income stream. On a bond's call date, the bond can be "called away" from the holder at a predetermined price. This feature benefits the bond issuer if interest rates fall, as the existing bonds can be replaced by new bonds at lower interest rates.

Q. What is your outlook for California municipal bonds?

The outlook is favorable. I expect a continuation of many of the trends that contributed to the excellent investment environment we experienced in 1997, including low inflation and a declining federal budget deficit. However, it appears that the outcome of the Asian financial crisis may be key to influencing the direction of interest rates. An economic slowdown in Asia -- which accounts for one-third of the world's economies -- could potentially slow U.S. economic activity, particularly in the manufacturing and export sectors.

Still, at current levels, municipal bonds can provide investors with attractive after-tax yields. With AAA-rated municipal bonds providing as much as 88% of the yield of comparable U.S. Treasuries, tax exempt yields are more attractive than the after-tax yields of their taxable counterparts. I think that the generous yields currently available on top of the potential for price appreciation can give municipal bonds attractive investment value.

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                                     PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

Investments as of December 31, 1997

TAX EXEMPT OBLIGATIONS--101.4% OF TOTAL NET ASSETS

                                                                 RATINGS (c)
                                                                 (UNAUDITED)
                                                             ----------------------
     FACE                                                                  STANDARD
    AMOUNT    ISSUER                                          MOODY'S      & POOR'S       VALUE (a)
------------------------------------------------------------------------------------------------------
              CALIFORNIA--88.9%
$  1,000,000  Alameda Public Financing Revenue, 6.125%,
                9/02/09  ................................      --            --           $  1,024,800
   1,000,000  Anaheim Public Financing Authority, Series
                C, 6.000%, 9/01/16 (FSA) ................      Aaa          AAA              1,128,140
   1,000,000  Berkeley Health Facility, Pre-refunded,
                6.500%, 12/01/11  .......................      Aaa          AAA              1,112,500
   1,000,000  California Educational Facilities
                Authority, Series I, 7.000%, 1/01/04  ...      Aaa          AAA              1,052,450
   1,120,000  California Housing Finance Agency, 6.250%,
                8/01/16  ................................      Aa2          AA-              1,208,021
   1,750,000  California Pollution Control Financing
                Authority, Series A, 5.900%, 6/01/14  ...      A2            A               1,941,415
   1,000,000  California Pollution Control Financing
                Authority, 6.900%, 9/01/06  .............      --            A+              1,063,260
   1,000,000  California State, 7.000%, 6/01/02 (AMBAC)        Aaa          AAA              1,116,110
   1,000,000  California State Public Works, 5.500%,
                6/01/10  ................................      Aa3           A               1,075,470
   1,000,000  California State Public Works Board
                Revenue, 5.500%, 6/01/14, (MBIA)  .......      Aaa          AAA              1,068,210
   1,540,000  Duarte Certificates of Participation,
                6.125%, 4/01/13  ........................     Baa1           --              1,621,990
   1,295,000  Fresno United School District, 6.600%,
                3/01/99  ................................      A3            --              1,334,692
   2,030,000  Fresno United School District, 7.250%,
                3/01/07  ................................      A3            --              2,211,177
   1,725,000  Long Beach California Water Revenue, Series
                A, 5.750%, 5/01/15, (MBIA)  .............      Aaa          AAA              1,892,584
     965,000  Pleasanton Financing Authority, Series A,
                5.600%, 9/02/00                               Baa3           --                997,077
   1,000,000  Riverside County Asset Lease, Series B,
                5.700%, 6/01/16 (MBIA)  .................      Aaa          AAA              1,077,180
   1,000,000  Sacramento Utility District, 3.850%,
                11/15/06 (FSA) (d)  .....................      Aaa          AAA              1,000,000
   1,000,000  Sacramento Utility District, Series D,
                6.570%, 11/15/06 (FSA) (d)  .............      Aaa          AAA              1,133,730
   1,500,000  San Diego County California Water Revenue
                Certificates, Series A, 5.750%, 5/01/12 .      Aa3           AA              1,647,870
   2,000,000  San Diego Port Facilities, 6.600%, 12/01/02      --            --              2,123,220
   1,000,000  Southern California Rapid Transit District,
                7.500%, 7/01/05, (MBIA)  ................      Aaa          AAA              1,117,080
   1,420,000  Stanislaus Solid Waste Authority, 7.500%,
                1/01/05  ................................      --           BBB+             1,521,274
   1,885,000  Stanislaus Solid Waste Authority, 7.625%,
                1/01/10  ................................      --           BBB+             2,023,868
     530,000  Valley Health Systems, Series 1993, 6.250%,
                5/15/99  ................................      --           BBB-               537,854
   2,000,000  Valley Health Systems, Series A, 6.500%,
                5/15/15  ................................      --           BBB-             2,174,680
   2,000,000  West & Central Basin Financing Authority,
                Series C, 6.070%, 8/01/06, (AMBAC)  .....      Aaa          AAA              2,202,120
                                                                                         -------------
                                                                                            36,406,772
                                                                                         -------------
              PUERTO RICO--5.7%
  $1,000,000  Puerto Rico Commonwealth Highway &
                Transportation,
                Series Z, 6.250%, 7/01/13, (MBIA)  ......      Aaa          AAA         $    1,164,340
   1,000,000  Puerto Rico Commonwealth Highway &
                Transportation,
                Series Z, 6.250%, 7/01/14, (MBIA)  ......      Aaa          AAA              1,171,390
                                                                                         -------------
                                                                                             2,335,730
                                                                                         -------------
              U.S. VIRGIN ISLANDS--6.8%
   1,750,000  Virgin Islands Public Finance Authority,
                7.700%, 10/01/04  .......................      --           BBB              1,872,587
     825,000  Virgin Islands Territory, Public Finance
                Authority, 7.750%, 10/01/06  ............      --            --                912,978
                                                                                         -------------
                                                                                             2,785,565
                                                                                         -------------
              Total Tax Exempt Obligations
                (Identified Cost $39,599,272)  ..........                                   41,528,067
                                                                                         -------------
              Total Investments--101.4% (Identified Cost
                $39,599,272) (b)                                                            41,528,067
              Other assets less liabilities  ............                                     (590,425)
                                                                                         -------------
              Total Net Assets--100% ....................                                $  40,937,642
                                                                                         =============
(a) See Note 1a to the financial statements.
(b) Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost of $39,604,466 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost .......................................            $1,960,744
    Aggregate gross unrealized depreciation for all investments in which there
    is an excess of tax cost over value .......................................               (37,143)
                                                                                           ----------
    Net unrealized appreciation ...............................................            $1,923,601
                                                                                           ==========
    As of December 31, 1997, the Fund had a net capital loss carryforward of
    $792,200 expiring December 31, 2002.
(c) The ratings shown are believed to be the most recent ratings available at
    December 31, 1997. Securities are generally rated at the time of issuance.
    The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1997. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) Variable rate demand note or floating rate security. The rate disclosed is as of December 31, 1997.
Legend of Portfolio abbreviations:
AMBAC                              American Municipal Bond Assurance Corp.
FSA                                Financial Security Assurance
MBIA                               Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value ......................                     $41,528,067
  Cash ......................................                         394,877
  Receivable for:
    Fund shares sold ........................                          22,370
    Securities sold .........................                          30,219
    Accrued interest ........................                         697,135
  Unamortized organization expense ..........                           2,870
  Prepaid registration expense ..............                           5,000
                                                                  -----------
                                                                   42,680,538
LIABILITIES
  Payable for:
    Securities purchased ....................  $1,653,103
    Fund shares redeemed ....................      10,611
    Dividends declared ......................      19,786
  Accrued expenses:
    Management fees .........................      12,783
    Deferred trustees' fees .................       4,994
    Accounting and administrative ...........       1,646
    Other ...................................      39,973
                                               ----------
                                                                    1,742,896
                                                                  -----------
NET ASSETS ..................................                     $40,937,642
                                                                  ===========
  Net Assets consist of:
    Capital paid in .........................                     $40,133,185
    Undistributed net investment income .....                         126,392
    Accumulated net realized losses .........                      (1,250,730)
    Unrealized appreciation on investments ..                       1,928,795
                                                                  -----------
NET ASSETS ..................................                     $40,937,642
                                                                  ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($32,056,794 divided by 4,073,461 shares of beneficial
    interest) ...............................................           $7.87
                                                                        =====
Offering price per share (100/97.50 of $7.87) ...............           $8.07*
                                                                        =====
Net asset value and offering price of Class B shares
  ($8,880,848 divided by 1,131,741 shares of beneficial
    interest) ...............................................           $7.85**
                                                                        =====
Identified cost of investments ..............................     $39,599,272
                                                                  ===========
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

Year Ended December 31, 1997

INVESTMENT INCOME
  Interest ...................................                       $2,416,051
  Expenses

    Management fees ..........................     $214,707
    Service fees - Class A ...................       81,788
    Service and distribution fees - Class B ..       81,885
    Trustees' fees and expenses ..............       11,441
    Accounting and administrative ............       20,168
    Custodian ................................       63,301
    Transfer agent ...........................       47,939
    Audit and tax services ...................       27,500
    Legal ....................................       10,779
    Printing .................................       19,831
    Registration .............................        9,676
    Amortization of organization expenses ....        9,563
    Miscellaneous ............................        6,235
                                                  ---------
  Total expenses .............................      604,813
  Less fees waived by the investment adviser
    and subadviser ...........................      (195,755)           409,058
                                                  ----------         ----------
  Net investment income ......................                        2,006,993
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
OPTION CONTRACTS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ........................       401,325
    Written option contracts - net ...........        50,112
    Futures contracts - net ..................      (300,789)
                                                  ----------
  Net realized gain on investments, written
    option contracts and futures contracts ...       150,648
  Unrealized appreciation on:
    Investments - net ........................       883,350
                                                  ----------

Net gain on investment transactions ..........                        1,033,998
                                                                     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...                       $3,040,991
                                                                     ==========

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                  YEAR ENDED         YEAR ENDED
                                                 DECEMBER 31,       DECEMBER 31,
                                                     1996               1997
                                                 ------------       ------------
FROM OPERATIONS
  Net investment income .....................    $  2,035,330      $  2,006,993
  Net realized gain on investments, written
    option contracts and futures contracts ..         122,484           150,648
  Unrealized appreciation on investments ....           7,573           883,350
                                                 ------------      ------------
  Increase in net assets from operations ....       2,165,387         3,040,991
                                                 ------------      ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .................................      (1,717,606)       (1,630,169)
    Class B .................................        (274,603)         (347,491)
                                                 ------------      ------------
                                                   (1,992,209)       (1,977,660)
                                                 ------------      ------------
    Increase (decrease) in net assets derived
      from capital share transactions .......       5,065,241        (3,687,976)
                                                 ------------      ------------

Total increase (decrease) in net assets .....       5,238,419        (2,624,645)

NET ASSETS
  Beginning of the year .....................      38,323,868        43,562,287
                                                  -----------       -----------
  End of the year ...........................     $43,562,287       $40,937,642
                                                  ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the year .....................     $    20,903       $    64,024
                                                  ===========       ===========
  End of the year ...........................     $    64,024       $   126,392
                                                  ===========       ===========


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FIANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                       CLASS A
                                                 ------------------------------------------------------------------------
                                                 APRIL 23(a)
                                                   THROUGH                          YEAR ENDED DECEMBER 31,
                                                 DECEMBER 31,      ------------------------------------------------------
                                                    1993           1994             1995            1996           1997
                                                 ------------      ----             ----            ----           ----
Net Asset Value, Beginning of Period .....         $7.50           $7.84            $7.08           $7.65           $7.66
                                                    ----            ----             ----            ----            ----
Income From Investment Operations
Net Investment Income ....................          0.26            0.38             0.39            0.39            0.39
Net Realized and Unrealized Gain (Loss) on
  Investments ............................          0.38           (0.76)            0.57            0.00            0.20
                                                    ----            ----             ----            ----            ----
Total From Investment Operations .........          0.64           (0.38)            0.96            0.39            0.59
                                                    ----            ----             ----            ----            ----
Less Distributions
Distributions From Net Investment Income .         (0.26)          (0.38)           (0.39)          (0.38)          (0.38)
Distributions in Excess of Net Investment
  Income .................................         (0.04)           0.00             0.00            0.00            0.00
                                                    ----            ----             ----            ----            ----
Total Distributions ......................         (0.30)          (0.38)           (0.39)          (0.38)          (0.38)
                                                    ----            ----             ----            ----            ----
Net Asset Value, End of Period ...........         $7.84           $7.08            $7.65           $7.66           $7.87
                                                   =====           =====            =====           =====
Total Return (%)(d) ......................           8.6            (4.9)            13.9             5.3             8.0
Ratio of Operating Expenses to Average Net
  Assets (%) (b) .........................          0.70(c)         0.70             0.70            0.75            0.85
Ratio of Net Investment Income to Average
  Net Assets (%) .........................          4.88(c)         5.07             5.24            5.18            5.06
Portfolio Turnover Rate (%) ..............           121(c)          212              167             161             120
Net Assets, End of Period (000) ..........       $28,938         $30,293          $32,707         $35,972         $32,057
(a) Commencement of operations.
(b) The ratio of operating expenses to
    average net assets without giving effect
    to voluntary expense limitations described
    in Note 4 to the Financial Statements
    would have been (%) ...................          1.49(c)         1.33             1.31            1.34            1.33
(c) Computed on an annualized basis.
(d) A sales charge is not reflected in
    total return calculations. Periods
    less than one year are not annualized.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CONTINUED
-------------------------------------------------------------------------------

                                                                                     CLASS B
                                                -----------------------------------------------------------------------------------
                                                SEPTEMBER 13(a)
                                                  THROUGH                               YEAR ENDED DECEMBER 31,
                                                DECEMBER 31,            ----------------------------------------------------------
                                                    1993                 1994             1995            1996           1997
                                                --------------          -----            -----           -----           ----
Net Asset Value, Beginning of Period .....         $7.92                $7.84            $7.07           $7.63           $7.64
                                                   -----                -----            -----           -----           -----
Income From Investment Operations
Net Investment Income ....................          0.10                 0.32             0.33            0.33            0.34
Net Realized and Unrealized Gain (Loss) on
  Investments ............................         (0.04)               (0.77)            0.56            0.01            0.20
                                                   -----                -----            -----           -----           -----
Total From Investment Operations .........          0.06                (0.45)            0.89            0.34            0.54
                                                   -----                -----            -----           -----           -----
Less Distributions
Distributions From Net Investment Income .         (0.10)               (0.32)           (0.33)          (0.33)          (0.33)
Distributions in Excess of Net Investment
  Income .................................         (0.04)                0.00             0.00            0.00            0.00
                                                   -----                -----            -----           -----           -----
Total Distributions ......................         (0.14)               (0.32)           (0.33)          (0.33)          (0.33)
                                                   -----                -----            -----           -----           -----
Net Asset Value, End of Period ...........         $7.84                $7.07            $7.63           $7.64           $7.85
                                                   =====                =====            =====           =====
Total Return (%)(d) ......................           0.8                 (5.8)            12.9             4.6             7.2
Ratio of Operating Expenses to Average Net
  Assets (%) (b) .........................          1.45(c)              1.45             1.45            1.50            1.60
Ratio of Net Investment Income to Average
  Net Assets (%) .........................          3.68(c)              4.32             4.49            4.43            4.31
Portfolio Turnover Rate (%) ..............           121(c)               212              167             161             120
Net Assets, End of Period (000) ..........        $1,849               $5,713           $5,617          $7,590          $8,881
(a) Commencement of operations.
(b) The ratio of operating expenses to
    average net assets without giving effect
    to voluntary expense limitations described
    in Note 4 to the Financial Statements would
    have been (%) .........................          2.24(c)              2.08             2.06            2.09            2.08
(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is
    not reflected in total return
    calculations. Periods less than one
    year are not annualized.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 1997

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class A shares on April 23, 1993 and Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 2.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's subadviser as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin", and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred in 1993 in connection with the Fund's organization and initial registration amounted to $26,500 and were paid by the Fund. These costs are being amortized over 60 months beginning April 23, 1993.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $48,457,723 and $52,175,144 respectively.

Investments in written options for the Fund for the year ended December 31, 1997 are summarized as follows:

                                                         WRITTEN OPTIONS
                                                     ----------------------
                                                     NUMBER OF     PREMIUMS
                                                     CONTRACTS     RECEIVED
                                                     ---------     --------
Open at December 31, 1996 .........................         0      $      0
Contracts opened ..................................     1,100       399,238
Contracts closed ..................................    (1,100)     (399,238)
                                                        -----      --------
Open at December 31, 1997 .........................         0      $      0
                                                        =====      ========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.50% of the next $300 million and 0.475% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors") at the rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.25% of the next $300 million and 0.2375% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1997 are as follows:

FEES EARNED(a)
--------------
$107,354                 New England Funds Management
$107,353                 Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitation. See note 4

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $20,168 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds, L.P. ("New England Funds") a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $81,788 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1998 is $179,456.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $20,471 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1997, the Fund paid New England Funds $61,414 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1997 amounted to $76,560.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $29,986 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $806 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers, or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

      Annal Retainer                          $704
      Meeting Fee                             $109/meeting
      Committee Meeting Fee                   $65/meeting
      Committee Chairman Retainer             $18/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS.   Effective September 1, 1996 until further notice to
the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and 1.60% of Class B average daily net assets. Prior to September 1, 1996 Back Bay Advisors and NEFM had voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and, effective September 13, 1993, 1.45% of Class B average daily net assets. As a result of the Fund's expenses exceeding the foregoing expense limitations during the year ended December 31, 1997, Back Bay Advisors waived its entire subadvisory fee of $107,353 and NEFM waived $88,402 of it's advisory fee.

5. CONCENTRATION OF CREDIT.   The Fund primarily invests in debt obligations
issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of California municipal securities to meet their financial obligations. The Fund had the following industry concentrations in excess of 10% on December 31, 1997 as a percentage of the Fund's total net assets: Water and Sewer (16.42), Airport, Bridges and Tunnels (10.74), Hospitals (10.44). For the year ended December 31, 1997, the Fund had 18.3% of its portfolio insured by Municipal Bond Investors Corporation (MBIA).

6. CAPITAL SHARE TRANSACTIONS.
At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                      ----------------------------------  --------------------------------
CLASS A                                     SHARES             AMOUNT            SHARES          AMOUNT
----                                       ---------       ------------        ---------      ------------
Shares sold ........................       2,067,648       $15,581,682          709,930       $  5,476,156
Shares issued in connection with
  the reinvestment of:
  Distributions from net investment
    income ...........................       122,617           929,169          109,983            850,703
                                           ---------       -----------       ----------       ------------
                                           2,190,265        16,510,851          819,913          6,326,859
Shares repurchased .................      (1,769,674)      (13,385,231)      (1,439,883)       (11,091,360)
                                           ---------      ------------       ----------      -------------
Net increase (decrease) ............         420,591      $  3,125,620         (619,970)     $  (4,764,501)
                                           ---------      ------------       ----------      -------------


                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                      ----------------------------------  ----------------------------------
CLASS B                                   SHARES            AMOUNT              SHARES            AMOUNT
----                                     --------         ------------         ---------       ------------
Shares sold ........................         443,797      $ 3,344,406           243,713       $  1,879,601
Shares issued in connection with
  the reinvestment of:
  Distributions from net investment
    income ...........................        17,906          135,371            25,454            196,528
                                           ---------      -----------          --------       ------------
                                             461,703        3,479,777           269,167          2,076,129
Shares repurchased .................        (204,258)      (1,540,156)         (130,715)          (999,604)
                                           ---------      -----------          --------       ------------
Net increase  ......................         257,445        1,939,621           138,452          1,076,525
                                           ---------      -----------          --------       ------------
Increase (decrease) derived from
  capital shares transactions ......         678,036      $ 5,065,241          (481,518)      $ (3,687,976)
                                           =========      ===========          ========       ============

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


To the Trustees of New England Funds Trust II and Shareholders of
NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Intermediate Term Tax Free Fund of California ("the Fund"), a series of New England Funds Trust II, at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets for the period ended December 31, 1996 and the financial highlights for each of the periods then ended were audited by other independent accountants whose report dated February 10, 1997 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                                                              --------------
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              NEW ENGLAND FUNDS(R)                             U.S. POSTAGE
        Where The Best Minds Meet(R)                               PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------
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      MUTUAL FUND
     SERVICE AWARD
---------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------
 1995 o 1996 o 1997

     CA56-1297

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